Exhibit 99.1

LIBERTY GLOBAL SHAREHOLDERS VOTE IN FAVOR OF CHANGE OF JURISDICTION OF INCORPORATION

Denver, Colorado – July 14, 2023

Liberty Global plc (Liberty Global) (NASDAQ: LBTYA, LBTYB and LBTYK) announces today that its shareholders have voted in favor of the company’s proposal to change its jurisdiction of incorporation from England and Wales to Bermuda. The change of incorporation facilitates value-enhancing transactions and reduces administrative burdens and expenses, while preserving strong accountability and corporate governance.

Liberty Global’s shareholders voted strongly in favor of all proposals related to the change in jurisdiction at a series of special meetings held yesterday. The percentage of votes in favor from 88 – 95% of votes cast across each of the company’s three classes of stock. Liberty Global will now proceed with the relevant legal and regulatory procedures to effect the change. These procedural steps include court hearings in England and the closing, if conditions are met, would not occur until November of 2023.

Liberty Global stated the following regarding the outcome of yesterday’s special meetings:

“We are pleased that shareholders strongly supported our proposal to change our jurisdiction of incorporation from England and Wales to Bermuda. The change in jurisdiction will make it substantially easier to plan and execute value enhancing corporate transactions – including buybacks, dividends, spin-offs, cross-border divestitures and acquisitions – while also reducing administrative burdens and expenses. We remain committed to our businesses in the U.K. and the rest of Europe with our market-leading customer services and products, extensive in-country employment and critical infrastructure investment.”

The redomiciliation would change the jurisdiction of incorporation and governing documents of the parent company, but would have no effect on Liberty Global’s operations and subsidiaries:

•The transaction is not tax-driven; Liberty Global’s revenue and income would remain European-based, and its subsidiaries’ tax residence will not change.

•As a Bermuda company, Liberty Global will continue trading on Nasdaq (under the symbols LBTYA, LBTYB and LBTYK) and will continue to be governed by SEC rules and regulations.

•Liberty Global’s day-to-day operations in all its businesses, including its joint ventures in the U.K. and the Netherlands, will be unaffected.

•There will be no change in Liberty Global’s offices or headquarters, management team, board of directors or employee base and no changes to our customer services and products.

•There will be no material change in Liberty Global’s financial statements and no changes in its financial documents, financings, bonds or credit agreements.

•The proposals facilitate value enhancing transactions, such as buybacks, dividends, spin-offs, divestitures and acquisitions, reduce administrative expenses and burdens, while preserving strong accountability and corporate governance.

Shearman & Sterling LLP acted as legal counsel on this transaction.

ABOUT LIBERTY GLOBAL

Liberty Global (NASDAQ: LBTYA, LBTYB and LBTYK) is a world leader in converged broadband, video and mobile communications services. We deliver next-generation products through advanced fiber and 5G networks, and currently provide over 86 million* connections across Europe and the United Kingdom. Our businesses operate under some of the best-known consumer brands, including Virgin Media-O2 in the United Kingdom, VodafoneZiggo in The Netherlands, Telenet in Belgium, Sunrise in Switzerland, Virgin Media in Ireland and UPC in Slovakia. Through our substantial scale and commitment to innovation, we are building Tomorrow’s Connections Today, investing in the infrastructure and platforms that empower our customers to make the most of the digital revolution, while deploying the advanced technologies that nations and economies need to thrive.

Liberty Global's consolidated businesses generate annual revenue of more than $7 billion, while the VMO2 JV and VodafoneZiggo generate combined annual revenue of more than $17 billion.**

Liberty Global Ventures, our global investment arm, has a portfolio of more than 75 companies across content, technology and infrastructure, including strategic stakes in companies like ITV, Televisa Univision, Plume, AtlasEdge and the Formula E racing series.

* Represents aggregate consolidated and 50% owned non-consolidated fixed and mobile subscribers. Includes wholesale mobile connections of the VMO2 JV and B2B fixed subscribers of the VodafoneZiggo JV.

** Revenue figures above are provided based on full year 2022 Liberty Global consolidated results (excluding revenue from Poland) and the combined as reported full year 2022 results for the VodafoneZiggo JV and full year 2022 U.S. GAAP results for the VMO2 JV.

Telenet, the VMO2 JV, the VodafoneZiggo JV and Sunrise UPC deliver mobile services as mobile network operators. Virgin Media Ireland delivers mobile services as a mobile virtual network operator through third-party networks.

Liberty Global plc is listed on the Nasdaq Global Select Market under the symbols “LBTYA”, “LBTYB” and “LBTYK”.

Liberty Global Belgium Holding is an indirect wholly-owned subsidiary of Liberty Global plc, and is a private limited liability company incorporated under the laws of the Netherlands.

For more information, please visit www.libertyglobal.com or contact:

Investor Relations:	Corporate Communications:
Michael Bishop +44 20 8483 6246	Matt Beake +44 20 8483 6215

FORWARD-LOOKING STATEMENTS

This communication contains certain statements which are, or may be deemed to be, “forward-looking statements” with respect to the financial condition, results of operations and business of Liberty Global and certain plans and objectives of Liberty Global with respect to the Redomiciliation. All statements other than statements of historical fact may be forward-looking statements. Forward-looking statements are statements of future expectations that are based on current expectations, assumptions and projections about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “targets”, “aims”, “projects” or words or terms of similar substance or the negative thereof, as well as variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations.

Although Liberty Global believes that the expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the matters set forth under “Forward Looking Statements” in Part I, Item 1 of Liberty Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Other factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements include our ability to satisfy the other conditions to the Redomiciliation on the expected timeframe, or at all, our ability to realize the expected benefits from the Redomiciliation and the occurrence of unanticipated difficulties or costs in connection with the Redomiciliation.

All of our forward-looking statements should be considered in light of these factors. All of our forward-looking statements speak only as of the date they were made, and we undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events or otherwise, except as may be required under applicable securities laws and regulations. Accordingly, you should not place undue reliance on any such forward-looking statements.